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                                                                  Exhibit 10.245

 [FORD LOGO]
                                                    Ford Credit Commercial Lending
                                                      "Your Partners in Success"                                  SEPTEMBER 26, 2003
FORD MOTOR CREDIT COMPANY
ORANGE COMMERCIAL LENDING                            ATTENTION:  MARK G
765 The City Drive, Suite 401
Orange, CA 92828                                        DEALER:  BROWN & BROWN
Phone 800-777-3516
Fax   800-777-3518                                    CUSTOMER:  MEADOW VALLEY CORP.

                                                    FAX NUMBER:  480-827-3215

We appreciate the opportunity to provide financing for this customer. The following information will confirm our credit decision to you, including the terms and any conditions of our decision. Please ensure all required documents are properly completed. Thank you for choosing Ford Credit as your finance source.
  PLEASE INCLUDE A COPY OF THIS LETTER WHEN SUBMITTING DEAL TO US FOR FUNDING.
COLLATERAL: 03 GM LIGHTS                                 QUANTITY: 0
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                Year, Make, Model

DECISION:      [x] Approval         [ ] Conditioned         [ ] Rejected

COMMENTS: RETAIL LINE OF CREDIT APPROVED FOR $500,000, SUBJECT TO YEARLY RENEWAL UPON RECEIPT OF ACCEPTABLE FINANCIAL STATEMENTS. MAX ADV 80% OF INVOICE + TTL MAX 60 MOS. NOT ELIGIBLE FOR FLATS OR RESERVE. NOTE RATE BELOW. CUSTOMER MUST EXECUTE X-DEFAULT/X-COLLAT AGREEM.-SEE ATTACHED. CREDIT LINE SUBJECT TO PREVIOUSLY APPROVED AND/OR FUNDED CONTRACTS.
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
              APPROVED/CONDITIONED TERMS                                      FINANCE PLAN
              Selling Price       $                                            Retail

              Cash Down           $                                            Finance Terms: 60

              Trade Allowance     $                                            Residual %: na

              Total Down Payment  $                                            Discount Rate: level 1

              Amount to Finance   $                                            Other: 5.99% BUY RATE & APR

ADDITIONAL DOCUMENTATION REQUIRED:
[x] Copy of Insurance Binder/Policy Showing                                     [x] Copy of Corporate Resolution Authorizing
maximum 30 days till cancellation and FMCC as                                   Signature and/or purchase.
Loss Payee and Additional Insured.
                                                                                [x] Copy of Invoice on vehicle/equipment.
[ ] Copy of Articles of Incorporation.
                                                                                [ ] Copy of book-out on all used units.
[ ] UCC-1 Financing Statement covering
State & County and list equipment serial # on                                   [ ] Guaranty By:
contract with check.
                                                                                [ ] Co-Buyer Required:
[ ] 4 personal references                                                            (co-signer form required)

[x] Maximum Advance of 80% OF INVOICE                                           [x] Other: see comments above.

[ ] Copy of drivers license.


This credit decision is valid for 60 days and is subject to revision or rescission by Ford Motor Credit. If delivery will exceed the 60 day limit, please contact Ford Credit for reconfirmation of the original decision. Interest rates quoted are subject to change. Unless otherwise indicated, standard financing plan terms and requirements apply.

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AMOS DAGANI
DEALER SERVICE ANALYST